Exhibit 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Delixy Holdings Ltd (the “Company”) on Form 20-F for the fiscal year ended December 31, 2025, as amended by Amendment No. 1 thereto (as amended, the “Report”), as filed with the Securities and Exchange Commission, I, Yen Chong Yin Lai, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Delixy Holdings Ltd

Dated: July 22, 2026

By:	/s/ Yen Chong Yin Lai
Yen Chong Yin Lai
Chief Financial Officer
(Principal Financial Officer)